© 2017 AGNC Investment Corp. All Rights Reserved. Barclays Global Financial Services Conference September 12, 2017 Exhibit 99.1

Safe harbor statement under the private securities litigation reform act of 1995 2 Safe Harbor Statement This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of AGNC Investment Corp. (“AGNC” or the “Company”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward- looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC disclaims any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results.

AGNC At a Glance

AGNC INVESTMENT CORP

AGNC Investment Corp. is an internally-managed real estate investment trust that invests predominantly in Agency residential mortgage-backed securities

Exchange	Nasdaq: AGNC
Headquarters	Bethesda, MD
IPO Date	May 2008
# Employees	57
Total Portfolio	$64 Billion
Market Cap	$7.7 Billion[1]
Dividend Yield	10%[1]

Analyst Coverage[1]

Bank of America Merrill Lynch, Deutsche Bank, JMP, Barclays, J.P.Morgan, Compass Point Research & Trading, LLC, Maxim Group, Credit Suisse, Keefe, Bruyette & Woods A Stifel Company

Structure

- ✓ AGNC is an internally-managed mortgage real estate investment trust ("REIT")
- ✓ As a REIT, AGNC is generally not subject to U.S. federal or state corporate taxes to the extent that AGNC makes distributions of annual taxable net income to its stockholders on a timely basis

Investment Focus

- ✓ AGNC invests primarily in Agency residential mortgage-backed securities ("MBS") for which the principal and interest payments are guaranteed by a U.S. Government-sponsored entity ("GSE"), such as Fannie Mae and Freddie Mac, or a U.S. Government agency, such as Ginnie Mae
- ✓ AGNC may also invest in other types of mortgage and mortgage-related securities, such as credit risk transfer ("CRT") securities and non-Agency residential and commercial MBS

Affiliates

MTGE INVESTMENT CORP

AGNC manages MTGE Investment Corp. (Nasdaq: MTGE), a hybrid mortgage REIT with a $7 billion portfolio consisting of Agency, non-Agency and other real estate-related assets

BETHESDA SECURITIES

AGNC's funding profile is greatly enhanced by Bethesda Securities, a wholly-owned broker-dealer subsidiary with direct access to the Fixed Income Clearing Corporation

1. As of August 31, 2017.

Note: Information as of June 30, 2017 unless otherwise noted.

3

4 AGNC: Well-Positioned for the Current Environment The investment environment for levered Agency MBS investors such as AGNC has improved materially due to the confluence of several positive market dynamics:  Favorable projected Agency MBS returns driven by anticipated Fed tapering of MBS purchases  Supportive funding backdrop, which is further enhanced for AGNC by its captive broker-dealer  Low interest rate volatility environment AGNC specifically offers investors a unique residential mortgage investment vehicle with multiple value-enhancing attributes:  A track record of substantial outperformance since inception in 2008  One of the lowest operating cost structures of any residential mortgage REIT, with a gross operating expense ratio of approximately 90 bps of stockholders’ equity, or approximately 70 bps of stockholders’ equity, net of MTGE management fee income1,14  Disciplined risk management  An internalized management structure that aligns management and stockholder interests over the long-term  Considerable scale with ample stockholder liquidity Together, the favorable investment environment and AGNC’s unique attributes provide a compelling value proposition for investors Note: For additional detail, refer to endnotes in the Appendix.

200 320 440 560 680 800 40 60 80 100 120 140 H igh Yield and CR TIn ve st m en t G ra de Investment Grade High Yield (RHS) CRT (RHS) (20) 0 20 40 60 (20) 0 20 40 60 30 Year Current Coupon MBS OAS 5 Attractiveness of Agency MBS Spreads on Agency MBS and other fixed income assets have diverged over the last year as the market has focused on Fed tapering of its MBS and Treasury purchases  Spreads in most credit-centric sectors are currently near post-crisis tights, while Agency MBS spreads have widened to levels last seen before QE3 was priced into the market  The stability of MBS valuations in the face of relatively hawkish communication from the Fed seems to support AGNC’s view that the market has already largely priced in the anticipated reduction in the Fed’s reinvestment activity Wider MBS spreads create attractive investment opportunities and can be accretive to AGNC’s long-term franchise value Note: For additional detail, refer to endnotes in the Appendix. Agency MBS OAS vs. Other Fixed Income Spreads (Dec 2009 – Aug 2017) 30 Year Current Coupon MBS OAS2 Investment Grade, High Yield and CRT Spreads3 QE3 MBS spreads have returned to pre-QE3 levels… QE3 …while other fixed income spreads have tightened bps bps bps bps

Advantageous Funding Dynamics for AGNC

AGNC INVESTMENT CORP

- **The funding backdrop for Agency MBS has improved materially over the last several years as money market reform has driven a significant flow of capital from prime to government funds**
  - ✓ Agency MBS funding costs have decreased substantially relative to LIBOR as a result
  - ✓ The Agency repo market is now supported by a broader mix of counterparties and substantially less exposure to the largest global banks

AGNC Repo Cost Spread to LIBOR[4]



20 bps
15 bps
10 bps
5 bps
-
(5 bps)
(10 bps)
Average
AGNC's weighted average repo cost relative to 3-month LIBOR has improved by approximately 15 bps from the historical average
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

- **AGNC's direct access to the FICC through its captive broker-dealer, Bethesda Securities, further enhances AGNC's funding profile**
  - ✓ Access to wholesale repo rates provides a funding benefit of approximately 10 – 15 bps in comparison to retail rates available through bilateral repo counterparties
  - ✓ Bethesda Securities significantly expands and diversifies AGNC's funding base, with approximately $10 billion of Agency repo as of June 30, 2017
  - ✓ Attractive pricing and haircut levels available through AGNC's broker-dealer provide the opportunity for AGNC to operate at higher leverage under appropriate market conditions
  - ✓ Approximately 20 – 40% of AGNC's total Agency repo financing is expected to be funded through Bethesda Securities over the long-term

Note: For additional detail, refer to endnotes in the Appendix.

6

7 Opportunistic Risk Management Activity AGNC has opportunistically reduced its exposure to rising interest rates given the year- to-date decline in rates, weaker global economic growth and a more hawkish Fed  As a result of these risk management actions, AGNC’s projected tangible net book value decline in a +100 bps interest rate shock scenario has been reduced by approximately 40% from December 31, 2016 to June 30, 2017 Reduced interest rate volatility and the relatively flat curve have allowed AGNC to mitigate interest rate risk without a significant impact on current earnings As of June 30, 2017, AGNC’s hedge portfolio totaled approximately $56 billion and covered 98% of funding liabilities (Agency repo, other debt and net TBA position)  AGNC’s hedge portfolio includes interest rate swaps, payer swaptions and U.S. Treasury securities and futures AGNC Interest Rate Sensitivity610 Year U.S. Treasury Rate5 Note: For additional detail, refer to endnotes in the Appendix. (Estimated change in portfolio value as a % of tangible net book value in a +100 bps interest rate shock scenario) (15.3%) (15.1%) (9.2%) (20%) (15%) (10%) (5%) 0% Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 1.3% 1.5% 1.7% 1.9% 2.1% 2.3% 2.5% 2.7% Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 2015 Range ~80 bps 2016 Range ~120 bps 2017 YTD Range ~50 bps

Asset Yield 3.0% Less: Cost of Funds (1.8%) Net Interest Rate Spread 1.2% Times: Leverage 8x - 9x Leveraged Net Interest Rate Spread 10% - 11% Plus: Asset Yield 3.0% Gross Levered ROE 13% - 14% Less: Net Operating Expenses as % of Equity (0.7%) Net Levered ROE 12% - 13% As a result of current market conditions and AGNC’s unique attributes, AGNC projects favorable returns from its investments in Agency MBS 8 Putting it All Together: Business Economics Hypothetical Business Economics for 30-Year 3.5% MBS Investments7 The AGNC Advantage Note: For additional detail, refer to endnotes in the Appendix. Opportunity for Outperformance 1  Agency MBS option-adjusted spreads are near multiyear wides as market participants have priced in the end of Fed MBS purchases  AGNC’s current portfolio is seasoned and heavily prepay-protected  The potential for opportunistic growth of AGNC’s CRT and non-Agency portfolio provides investment flexibility as market conditions shift Assets  AGNC’s broker-dealer provides a 10 – 15 bps financing cost benefit, expands AGNC’s funding base and facilitates higher leverage levels through lower collateral haircuts  Agency repo costs relative to LIBOR have decreased substantially and remain on the low end of the post-crisis range Funding and Leverage  AGNC operates with one of the lowest cost structures of any residential mortgage REIT, which is critical in a sustained lower interest rate environment1,14 Operating Efficiency  Recent low interest rate volatility has provided an opportunity to increase AGNC’s hedge position in a cost-effective manner, with minimal impact on projected earnings Risk Management and Hedging

The AGNC Value Proposition Note: For additional detail, refer to endnotes in the Appendix. 9 Industry-Leading Performance Highly Efficient Operating Cost Structure Disciplined Risk Management Stockholder Focus Liquidity and Scale Since its 2008 IPO, AGNC has delivered industry- leading performance as measured by total stock return8,15 and total economic return9,15 18% Annualized Stock Return8 14% Annualized Economic Return9 0.90% Gross Operating Expense Ratio1 Monthly Dividend Payment & Net Book Value Disclosure $7.7 Billion Market Capitalization as of August 31, 2017 Limited Duration Gap10 40 Funding Counterparties AGNC has one of the lowest operating cost structures as a percentage of stockholders’ equity among residential mortgage REITs1,14 AGNC utilizes a comprehensive risk management framework that is predicated on careful asset selection, disciplined hedging and diversified funding AGNC has consistently been recognized as an industry leader for its financial disclosure, transparency and shareholder-focused approach to capital management AGNC is the largest internally-managed residential mortgage REIT by stockholders’ equity and one of only three residential mortgage REITs with a market cap over $5 billion14 0.70% Net Operating Expense Ratio1

(100%) (50%) 0% 50% 100% 150% 200% 250% 300% 350% 400% May-08 May-09 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 AGNC Peer Group Large Resi mREIT Group Resi mREIT Universe S&P 500 27% 21% 21% 15% 11% 0% 5% 10% 15% 20% 25% 30% AGNC Large Resi mREIT Group Peer Group Resi mREIT Universe S&P 500 10 AGNC’s Track Record of Outperformance Since its May 2008 IPO, AGNC has generated a total stock return of 370% compared to 131% for the peer group and 115% for the S&P 500 Residential Mortgage REIT Total Stock Returns Since AGNC’s May 2008 IPO8 2017 Year-to-Date11 370% 153% 131% 115% 108% AGNC’s outperformance continues year-to-date 15 16 14 15 16 14 Note: For additional detail, refer to endnotes in the Appendix.

Industry-Leading Operating Cost Structure

AGNC INVESTMENT CORP

- In today's environment, cost structure is a critical consideration in evaluating any and all investment vehicles
- Projected operating expenses, net of MTGE management fee income, are expected to be approximately 70 bps of stockholders' equity, or less than 10 bps of total assets[1]
  - ✓ On a per-asset basis, AGNC's net operating cost is in-line with low-cost bond ETFs, which are passive, unlevered and unhedged and do not have access to the broker-dealer financing that AGNC enjoys
- As depicted below, AGNC's operating cost is significantly lower than those of comparable residential mortgage REITs

Residential Mortgage REIT Operating Cost Structure Comparison[1]



Large Resi mREITs ($3 Billion+ in Stockholders' Equity)
Resi mREIT Group Averages
(Operating expenses as a percentage of stockholders' equity, in basis points)
524
315
170
155
146
90
70
319
306
262
175
90
70
AGNC's gross cost structure is approximately one-half and one-third of the peer group and the large resi mREIT group averages, respectively
REIT A
REIT B
REIT C
REIT D
REIT E
AGNC Gross 1
AGNC Net 1
Mid / Small Resi mREIT Group 16
Resi mREIT Universe 14
Large Resi mREIT Group 16
AGNC Peer Group 15
AGNC Gross 1
AGNC Net 1

Note: For additional detail, refer to endnotes in the Appendix.

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Implications of AGNC's Operating Efficiency

AGNC INVESTMENT CORP

Lower Cost Structure Generates Incremental Earnings Power

- **With a net cost structure that is approximately 100 bps lower than its peer group average,[15] AGNC's operating efficiency translates into incremental net return potential for stockholders**
  - ✓ AGNC's net operating expense ratio of approximately 70 bps compares favorably to approximately 175 bps for the peer group average[1,15]

(Illustrative Purposes Only)	Hypothetical Externally-Managed REIT	AGNC (Hypothetical)
Business Economics (Hypothetical): [12]		
Asset Yield	2.6%	2.6%
Less: Cost of Funds	(1.4)	(1.4)
Net Interest Rate Spread	1.2%	1.2%
Times: Leverage	7.7x	7.7x
Leveraged Net Interest Rate Spread	9.2%	9.2%
Plus: Asset Yield	2.6	2.6
Gross Levered ROE	**11.8%**	**11.8%**
Less: Net Operating Expenses as % of Equity	(1.8)	(0.7) [1]
Net Levered ROE	**10.0%**	**11.1%**

AGNC's lower cost structure provides a 10 – 11% potential earnings benefit versus the average peer group cost structure[1,15] at a pro forma 10% net levered ROE

Accretive Equity Capital Raises Significantly Improve Cost Structure

- **As an internally-managed REIT, incremental equity capital does not create incremental management fees**
  - ✓ Therefore, as AGNC issues new equity, its operating efficiency improves significantly as a largely fixed cost infrastructure is leveraged across a greater capital base
  - ✓ Conversely, issuing new equity capital increases total management fees for externally-managed REITs

(Illustrative Purposes Only)	AGNC (Hypothetical) [13]
Base Assumptions	
Beginning Equity Capital	$8.0 Billion
Net Operating Expense Ratio [1]	**70 bps**
Hypothetical $1 Billion Capital Raise	
Pro Forma Equity Capital	$9.0 Billion
Incremental Management Fees	None
Pro Forma Net Operating Expense Ratio [1]	**62 bps**
Net Operating Expense Ratio Reduction	**11%**

A $1 billion equity capital raise would be expected to reduce AGNC's net operating expense ratio[1] by approximately 11%

Note: For additional detail, refer to endnotes in the Appendix.

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Appendix

Risk Management Approach

AGNC INVESTMENT CORP

The primary objective of AGNC's risk management actions is not to eliminate risk or to lock in a particular net interest margin, but to maintain fluctuations in net book value within reasonable bands over a wide range of interest rate scenarios

- **AGNC utilizes a comprehensive approach to risk management that emphasizes careful asset selection, upfront hedging with Treasuries, swaps and swaptions, and ongoing portfolio rebalancing**
  - ✓ AGNC adjusts the size and type of hedge instruments based on the risks inherent in its assets for a given market environment
- **While mortgage spread risk (or "basis risk") is a significant component of its business, AGNC uses asset selection and leverage to help size the magnitude of this exposure**
  - ✓ AGNC provides investors with detailed information on both assets and hedges and provides model estimates of both interest rate and mortgage spread exposure

Interest Rate Sensitivity[1]
As of June 30, 2017
(Based on instantaneous parallel shift in interest rates)

Interest Rate Shock (bps)	Estimated Change in Portfolio Market Value[2]
– 100	– 0.5%
– 50	0.0%
+ 50	– 0.4%
+ 100	– 1.0%

AGNC Interest Rate Sensitivity vs. Peer Group[3]
As of June 30, 2017



0.5%
0.0%
(0.5%)
(1.0%)
AGNC
Peer Group
- 50 bps
No Change
+ 50 bps

MBS Spread Sensitivity[1]
("Basis Risk")
As of June 30, 2017

MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value[2]
– 25	+ 1.3%
– 10	+ 0.5%
+ 10	– 0.5%
+ 25	– 1.3%

1. Interest rate and MBS spread sensitivity are derived from models that are dependent on inputs and assumptions provided by third parties as well as by AGNC's investment team and, accordingly, actual results could differ materially from these estimates.
2. Estimated dollar change in value expressed as a percentage of the total market value of "at risk" assets.
3. Reflects estimated change in portfolio market value (vertical axis) for each interest rate scenario (horizontal axis) as reported by AGNC and its peer group. The peer group is unweighted and includes ARR, CMO, CYS and NLY (ANH does not provide this information for ±50 bps interest rate shifts as of June 30, 2017).

14

$13.6 $7.7 $5.1 $3.6 $3.6 $3.5 $1.9 $1.3 $1.3 $1.2 $1.1 $0.9 $0.9 $0.7 $0.6 $0.5 $0.4 $0.4 $0.4 $0.2 $0.2 $0.2 $0.1 $71 $- $20 $40 $60 $80 $100 $- $3.0 $6.0 $9.0 $12.0 $15.0 NLY AGNC NRZ CIM TWO MFA IVR CYS RWT PMT ARR CMO MTGE NYMT ANH MITT WMC ORC DX AJX CHMI EARN OAKS A verage D aily Trading V olum e ($ M illions) M ar ke t Ca pi ta liz at io n ($ B ill io ns ) Market Cap (Left Axis) ADTV (Right Axis) 1. The residential mortgage REIT universe includes all REITs shown above. 2. Market capitalizations as of August 31, 2017. 3. Average daily trading volume from September 1, 2016 through August 31, 2017. Daily trading volume reflects total trading volume (in number of shares) multiplied by the average of the stock’s closing price on such trading day and the prior trading day. 4. Median includes all REITs shown above except AGNC. Source: SNL Financial. 15 AGNC’s Liquidity and Scale As the second largest residential mortgage REIT by stockholders’ equity,1 AGNC offers favorable liquidity and scale benefits Residential Mortgage REIT Market Capitalizations2 and Average Daily Trading Volumes3 $7.7 Billion $0.9 BillionMedian4 Market Cap ADTV $71 Million $7 Million 9x 11x

16 Endnotes 1) Mortgage REIT cost structures are based on operating expenses and average stockholders’ equity (excluding noncontrolling interests, as applicable) over the trailing twelve month period ended June 30, 2017 as publicly reported by such REITs. Operating costs include expenses for compensation and benefits, management fees and G&A and may include one-time or nonrecurring expenses. Operating costs exclude direct costs associated with operating activities, such as loan acquisition costs, securitization costs, servicing expenses, etc. to the extent publicly disclosed by such REITs. AGNC’s ratio is based on average stockholders’ equity from June 30, 2016 through June 30, 2017 and excludes nonrecurring transaction-related charges (including retention or stay bonuses), one-time or transitionary expenses, and non-cash expenses, such as non-cash amortization charges, associated with the internalization transaction. AGNC’s gross ratio excludes the net economic benefit associated with MTGE management fee income and incremental G&A expenses associated with AGNC’s management of MTGE that are reimbursed by MTGE; AGNC’s net ratio includes the net economic benefit associated with MTGE management fee income but excludes incremental G&A expenses associated with AGNC’s management of MTGE that are reimbursed by MTGE. Source: Company SEC filings and SNL Financial. 2) Reflects an unweighted monthly average of daily LIBOR OAS close valuations from the following models: Citi, JP Morgan, Credit Suisse and Barclays. Data is through August 29, 2017. 3) Investment grade reflects a monthly average of daily close valuations of the DJ CDX.NA.IG on the run 5 year CDS spread index. High yield reflects a monthly average of daily close valuations of the DJ CDX.NA.HY on the run 5 year CDS spread index. CRT reflects a monthly average of new issuance spreads. Data is through August 30, 2017. Source: Bloomberg. 4) Reflects a quarterly average of month-end AGNC repo spreads to month-end 3-month LIBOR. 5) Reflects daily close values of the H15T10Y Index (10 year U.S. Treasury constant maturity) on Bloomberg. Data is through August 31, 2017. Source: Bloomberg. 6) Interest rate sensitivity assumes an instantaneous parallel shift in interest rates and is derived from models that are dependent on inputs and assumptions provided by third parties as well as by AGNC’s investment team and, accordingly, actual results could differ materially from these estimates. Estimated change as a percentage of tangible net book value incorporates the impact of leverage. 7) These hypothetical examples are for illustrative purposes only and are dependent on a variety of inputs and assumptions, which are assumed to be static. Actual results could differ materially based on a number of factors, including changes in interest rates, spreads, prepayments, asset values, funding levels, risk positions, hedging costs, expenses and other factors. 8) Stock return is measured from IPO through August 31, 2017. Total stock return over a period includes price appreciation and dividend reinvestment; dividends are assumed to be reinvested at the closing price of the security on the ex-dividend date. Source: SNL Financial. 9) Economic return is measured from June 30, 2008 through June 30, 2017. Total economic return represents the change in net book value per common share and dividends declared on common stock during the period over the beginning net book value per common share. Source: Company SEC filings and SNL Financial. 10) The duration of an asset or liability measures how much its price is expected to change if interest rates move in a parallel manner; it is a model estimate of interest rate sensitivity and is measured in years as of a point in time. Duration gap is a measure of the difference in the interest rate exposure, or estimated price sensitivity, of AGNC’s assets and liabilities (including hedges). 11) Stock return is measured from December 31, 2016 through August 31, 2017. Total stock return over a period includes price appreciation and dividend reinvestment; dividends are assumed to be reinvested at the closing price of the security on the ex-dividend date. Source: SNL Financial. 12) Hypothetical analysis is for illustrative purposes only and assumes AGNC and the hypothetical externally-managed REIT have identical portfolios, funding and leverage profiles but different operating cost structures. 13) Hypothetical analysis is for illustrative purposes only and assumes unchanged G&A expenses in the capital raise scenario. 14) The residential mortgage REIT universe is unweighted and includes AJX, ANH, ARR, CHMI, CIM, CMO, CYS, DX, EARN, IVR, MFA, MITT, MTGE, NLY, NRZ, NYMT, OAKS, ORC, PMT, RWT, TWO and WMC. 15) For agency-focused residential mortgage REIT peer comparison purposes, AGNC’s peer group is unweighted and includes ANH, ARR, CMO, CYS and NLY. 16) The large resi mREIT group includes resi mREITs with greater than $3 billion in total stockholders’ equity as of June 30, 2017: CIM, MFA, NLY, NRZ and TWO. The mid / small resi mREIT group includes resi mREITs with less than $3 billion in total stockholders’ equity as of June 30, 2017: AJX, ANH, ARR, CHMI, CMO, CYS, DX, EARN, IVR, MITT, MTGE, NYMT, OAKS, ORC, PMT, RWT and WMC.